Exhibit 10.2
Execution Version
RIVIAN AUTOMOTIVE, INC.
AMENDMENT NO. 1 TO
INVESTMENT AGREEMENT
This Amendment No. 1 to the Investment Agreement (the “Amendment”) is effective as of April 17, 2025, by and among Volkswagen International America Inc. (“VIA”), Rivian Automotive, Inc. (“Rivian”) and, solely with respect to Article VII (“Article VII”) of the Investment Agreement (as defined below), Volkswagen Aktiengesellschaft (“VW AG”).

WHEREAS, the parties entered into that certain Investment Agreement dated as of November 13, 2024 (the “Investment Agreement”);

WHEREAS, pursuant to Section 7.03 of the Investment Agreement, the Investment Agreement may be amended with the written consent of a duly authorized officer of each of VIA, Rivian and VW AG; and
WHEREAS, VIA and Rivian desire to amend certain provisions of the Investment Agreement as specified below.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Amendment.
(a)Section 1.01 “Certain Definitions” of the Investment Agreement is hereby amended to include the new definitions as follows:
“Excluded Registration” means (i) a registration relating to the sale or grant of securities to employees of Rivian or any other direct or indirect subsidiary of Rivian pursuant to a stock option, stock purchase, equity incentive or similar plan, (ii) a registration relating to a transaction under Rule 145 of the Securities Act, (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Shares (as defined below), or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.
“Holder” means any Other Holder (as defined below) and VIA.
“Other Holder” means any holder of Shares of Rivian other than VIA.
“Other Holder Registrable Securities” means any registrable securities (as that, or any similar term, may be defined in an Other Holder Registration Rights Agreement) held by an Other Holder.
“Other Holder Registration Rights Agreement” means any agreement between Rivian and an Other Holder providing for the registration of Other Holder Registrable Securities, including, without limitation, that Sixth Amended and Restated Investor Rights Agreement, dated November 13, 2024 by and between Rivian and the holders party thereto.
“Registrable Securities” means Registrable Shares and Other Holder Registrable Securities.
“Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Shares, and fees and disbursements of counsel for VIA, except for the fees and disbursements of the VIA Counsel (as hereinafter defined) borne and paid by Rivian as provided in Section 5.04 (e).

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(b)Sections 5.04(a), (b) and (g) of the Investment Agreement is hereby amended and restated in its entirety to read as follows:
Section 5.04 Registration Rights.
(a)(i) VIA may deliver to Rivian a written request that Rivian file a registration statement on Form S-3 (or, if Rivian is not then eligible, on Form S-1) (a “Registration Statement”) under the Securities Act covering the resale of all of the Registrable Shares of VIA, which request shall specify the aggregate number of Registrable Shares proposed to be resold (the “Demand Request”). Rivian shall as soon as practicable thereafter, and in any event within twenty (20) calendar days after the date that such Demand Request is given, file and use its commercially reasonable efforts to (i) effect a Registration Statement covering the resale of the Registrable Shares specified in the Demand Request (a “Demand Registration”), and (ii) cause such Registration Statement to remain effective until such date as VIA has completed the distribution of Registrable Shares as described in the relevant Registration Statement; provided, that Rivian’s obligation to file a Registration Statement is contingent upon VIA furnishing in writing to Rivian such information regarding VIA, the securities of Rivian held by VIA, and the intended method of disposition of such Registrable Shares, as shall be reasonably requested by Rivian to effect the registration of such Registrable Shares in compliance with applicable securities laws and which information shall be requested by Rivian from VIA at least five (5) trading days prior to the anticipated filing date of the Registration Statement; provided, further, that Rivian shall not be obligated to effect, or to take any action to effect, any Registration Statement pursuant to this Section 5.04 during the period that is twenty (20) days before Rivian’s good faith estimate of the date of filing of, and ending on a date that is forty-five (45) days after the effective date of, a Rivian-initiated registration, provided, that Rivian is actively employing in good faith commercially reasonable efforts to cause such Registration Statement to become effective; provided, however, that Rivian may not invoke this right more than twice in any twelve (12) month period. A Demand Registration shall not be counted as “effected” for purposes of this Section 5.04 until such time as the applicable Registration Statement has been declared effective by the SEC.
(b)(ii) If Rivian proposes to register (including, for this purpose, a registration or an offering involving an underwriting of shares effected by Rivian for Other Holders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than an Excluded Registration), Rivian shall, at such time, promptly give VIA notice of such registration. Upon the request of VIA given within twenty (20) calendar days after such notice is given by Rivian, Rivian shall, subject to the provisions of this Section 5.04, use commercially reasonable efforts to cause to be registered all of the Registrable Shares that VIA has requested to be included in such registration. Rivian shall have the right to terminate or withdraw any registration initiated by it under this this Section 5.04 before the effective date of such registration, whether or not VIA has elected to include Registrable Shares in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by Rivian in accordance with this Section 5.04.
(c)(i) VIA may request in its Demand Request pursuant to Section 5.04(a)(i) that the resale of Registrable Shares be effectuated by means of an underwritten offering, provided, that the aggregate offering value of the Registrable Shares covered by such Demand Request is equal to at least $100,000,000. In the event of such an underwritten Demand Registration, VIA shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by VIA and reasonably acceptable to Rivian. Notwithstanding any other provision of this Section 5.04, if the underwriter(s) advise(s) Rivian and VIA in writing that marketing factors require a limitation of the number of securities, including Registrable Shares, to be underwritten, then Rivian shall so advise VIA and any selling Other Holder of Other Holder Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities, that may be included in the underwritten offering shall be allocated among such Holders of Registrable Securities, including VIA, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders, including VIA. Notwithstanding the foregoing, in no event, shall the number of Registrable Securities included in the offering be reduced unless all other securities are first entirely excluded from the offering. To facilitate the allocation of

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shares in accordance with the above provisions, Rivian or the underwriter(s) may round the number of shares allocated to any Holder to the nearest one thousand (1,000) shares.
(d)(ii)     In connection with any offering involving an underwriting of shares of Rivian’s capital stock pursuant to Section 5.04(a)(ii), Rivian shall not be required to include any of VIA’s Registrable Shares in such underwriting unless VIA accepts the terms of the underwriting as agreed upon between Rivian and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by Rivian. If the total number of securities, including Registrable Shares, requested by Holders to be included in such offering exceeds the number of securities to be sold (other than by Rivian) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then Rivian shall be required to include in the offering only that number of such securities, including Registrable Shares, which the underwriters and Rivian in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then Registrable Securities that are included in such offering shall be allocated among the selling Holders, including VIA, in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders, including VIA. To facilitate the allocation of shares in accordance with the above provisions, Rivian or the underwriters may round the number of shares allocated to any Holder to the nearest one thousand (1,000) shares. Notwithstanding the foregoing, (1) in no event, shall the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by Rivian or, in the case of an offering pursuant to a registration effected by Rivian for Other Holders, such Other Holder Registrable Securities, which securities shall be reduced pursuant to the terms of any Other Holder Registration Rights Agreement and in proportion to the number of Registrable Securities owned by such Other Holders and VIA) are first entirely excluded from the offering; and (2) pursuant to an offering in which the only securities to be included are securities to be sold by Rivian and Registrable Shares, the number of Registrable Shares included in the offering shall not be reduced below twenty percent (20%) of the total number of securities included in such offering. For purposes of the provision in this Section 5.04 concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and affiliates of such Holder, or the estates and immediate family members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all persons included in such “selling Holder,” as defined in this sentence.
(e)All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to this Section 5.040, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for Rivian; and the reasonable fees and disbursements, not to exceed fifty thousand dollars ($50,000), of one counsel for VIA (“VIA Counsel”), shall be borne and paid by Rivian; provided, however, that Rivian shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 5.04(a)(i) if the registration request is subsequently withdrawn at the request of VIA (in which case VIA shall bear such expenses pro rata based upon the number of Registrable Shares that were to be included in the withdrawn registration), unless VIA agrees to forfeit their right to one registration pursuant to Section 5.04(a)(i) or (ii), as the case may be; provided further that if, at the time of such withdrawal, VIA shall have learned of a material adverse change in the condition, business, or prospects of Rivian from that known to VIA at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then VIA shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Section 5.04(a)(i) or (ii). All Selling Expenses relating to Registrable Shares registered pursuant to this Section 5.04 shall be borne and paid by VIA pro rata on the basis of the number of Registrable Shares registered on their behalf.

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(f)The term “Registrable Shares” means (i) any Shares held by VIA, including any Shares issuable upon the conversion or exercise of any warrant, right, or other security held by VIA and (ii) any Shares issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the securities referenced in clause (i) above; provided, however, that a security shall cease to be a Registrable Share upon the earlier to occur of: (i) a Registration Statement registering such Registrable Shares under the Securities Act having been declared or becoming effective and such Registrable Shares having been sold or otherwise transferred by VIA to and in a manner contemplated by such Registration Statement, (ii) such Registrable Shares being sold pursuant to Rule 144 under circumstances in which any legend borne by such security relating to restrictions on transferability thereof, under the Security Act or otherwise, is removed by Rivian, (iii) the first date the Shares are eligible to be sold pursuant to Rule 144 without any limitation as to volume of sales or notice requirements under Rule 144;, or (iv) such Registrable Shares cease to be outstanding following their issuance. Notwithstanding the foregoing, no Subject Shares shall be Registrable Shares following the three-year anniversary of the date the Registration Statement is declared effective.
(g)Section 5.04 of the Investment Agreement is hereby amended to insert the new Sections 5.04(i) and 5.04(j) immediately following the existing Section 5.04(h), as follows:
Section 5.04 Registration Rights
(i) Whenever required under this Section 5.04 to effect the registration of any Registrable Securities, Rivian shall, as expeditiously as reasonably possible:
(1)prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;
(2)furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the selling Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;
(3)use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that Rivian shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless Rivian is already subject to service in such jurisdiction and except as may be required by the Securities Act;
(4)in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;
(5)use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by Rivian are then listed;
(6)provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;
(7)promptly make available for inspection by the selling Holders, any managing underwriters(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter(s) or selected by the selling Holders,

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all financial and other records, pertinent corporate documents, and properties of Rivian, and cause Rivian’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such selling Holder, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;
(8)notify each selling Holder, promptly after Rivian receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and
(9)after such registration statement becomes effective, notify each selling Holder of any request by the SEC that Rivian amend or supplement such registration statement or prospectus.
(j) This Section 5.04 shall supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the Parties, whether written or oral, regarding VIA’s registration rights and further, to the extent any registration rights are granted to VIA pursuant to the Note Purchase Agreement or any other prior agreement between the Parties herein, such registration rights shall be of no further force or effect. Additionally, to the extent any registration rights are granted to VIA pursuant to the Convertible Note, such registration rights shall be substantially the same as the registration rights described in this Section 5.04.
1.MISCELLANEOUS.
(a)Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice-of-law rules thereof that may direct the application of the laws of another jurisdiction.
(b)Successors and Assigns. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.
(c)Survival. Except as otherwise provided herein, the remainder of the Investment Agreement shall remain in full force and effect and shall be binding on all parties thereto. All terms not otherwise defined herein shall have the meanings ascribed to them in the Investment Agreement.
(d)Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
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IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

VOLKSWAGEN INTERNATIONAL AMERICA INC.

By:    /s/ Christopher McGee
    Name: Christopher McGee
    Title: Director

By:    /s/ Lauren Kincaid
    Name: Lauren Kincaid
    Title: Secretary

[Signature Page to Amendment No. 1 to Investment Agreement]

RIVIAN AUTOMOTIVE, INC.

By:    /s/ Claire McDonough
Name: Claire McDonough
Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Investment Agreement]

Solely with respect to Article VII:

VOLKSWAGEN AKTIENGESELLSCHAFT

By:    /s/ Dr. Stefan Weckbach
    Name: Dr. Stefan Weckbach
    Title: Head of Group Product Strategy and General Secretary

By:    /s/ Daniel Braun
    Name: Daniel Braun
    Title: Head of Global Mergers & Acquisitions and Venture Capital Management

[Signature Page to Amendment No. 1 to Investment Agreement]